UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Global Entrepreneurs Fund, Inc.
(Exact name of Registrant as specified in charter)
8080 N. Central Expressway, Suite 210/LB 59
Dallas, Texas 75206
(Address of principal executive offices)
214-891-8294
(Registrant’s telephone number, including area code)

Russell Cleveland
President and CEO
RENN Capital Group, Inc.
8080 N. Central Expressway, Suite 210/LB 59
Dallas, Texas 75206
(Name and address of agent for service of process)
214-891-8294
(Agent’s telephone number, including area code)

Copy to:
Steven B. Boehm, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Ave. N.W.
Washington, DC 20004-2415

Date of fiscal year end: December 31,

June 30, 2010
(Date of reporting period)

Item 1. Semi-Annual Report to Shareholders

RENN Global Entrepreneurs Fund, Inc.

2010 Semi-Annual Report

"The Entrepreneurial Difference"

RENN

SEMI-ANNUAL REPORT TO SHAREHOLDERS
OF
RENN GLOBAL ENTREPRENEURS FUND, INC.

June 30, 2010

Dear Shareholder,

The six-month period ending June 30, 2010 was one of the strangest periods of my career.  The first quarter was favorable, the second quarter was not.  Since then we have been going through one of those periods when everything is interpreted as “half empty rather than half full.”   May was the worst month since 1940 and June the worst month since 1930 in the broad market indexes.  We are reminded of Warren Buffet’s comment, to paraphrase, “undue pessimism is the friend of the long-term investor.”

We have had three strategies to try to provide returns to investors.  The first strategy is to recognize the worldwide growth of entrepreneurs, especially in China.  The second strategy is to work with legacy companies to realize value.  The third strategy is to have core holdings that can produce value.

On the first strategy, we have continued to add US-traded Chinese companies to our portfolio.  New additions include Kingtone Wirelessinfo Solution Holding, Inc. (NASDAQ:KONE).  This company provides unique mobile enterprise solutions.  China Jo-Jo Drugstores, Inc. (NASDAQ:CJJD) is a rapidly growing retailer of drugs in China taking advantage of new government regulations on expanding drug stores in China.  We now have a number of holdings related to the growth of China.

On the cover of the August issue of Smart Money was the headline:  “The Case for Going Global, 5 Reasons to Ignore the Chaos and Invest Abroad.”  Ironically, the stock market for Chinese stocks was weak over the past quarter despite the fact that China was one of the few countries reporting excellent economic growth.  Most of the companies related to China in our portfolio have large cash positions and have been reporting positive earnings growth.  We believe we will look back on this period as a very good opportunity.

Our second strategy has been to work with legacy issues to realize value.  Working with investment bankers, we have been seeking a buyout or merger partner for Integrated Security Systems Inc.  We are hoping to make progress on this over the next three to six months.  CMSF Corporation, formerly CaminoSoft, is now an attractive shell for a company wanting to go public.  We are actively working on this.  The board of AuraSound, Inc. has announced a major merger which could add value.  This will take place shortly.  So progress is being made on the legacy issues.

Our core holdings continue to show promise.  The only disappointment in the six months was Bovie Medical Corporation (NYSE-Amex:BVX).  The Company was hit with a patent infringement suit which seems without merit.  The Company still has a number of major new products, but they seem to be long in coming.  We are hoping for a recovery here.  Points International, Ltd. (OTC:PTSEF) has been reporting a number of new major contracts in the airline area and has become profitable.  Management has forecasted several good years ahead.  We added a new US core holding.  PHC Inc. (NYSE-Amex:PHC) relates to treating behavioral problems and mental illness, a growth industry.  The Company spoke at our May annual meeting.  We are expecting good results here.

Lastly, we are sad to report our long-term director, Peter Collins, passed away in July 2010.  We appreciate his many contributions to the Fund over the years and wish the best to his family.

In conclusion, we have been going through a very unusual period in our history, but we are remembering “where there are problems, there are always opportunities.”  Enclosed is the six-month report which you may read in detail.

Sincerely
Russell Cleveland
President and CEO

SEMI-ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED JUNE 30, 2010

Allocation of Assets	15
Director and Officer Compensation	16
Quarterly Reports	16
Proxy Voting Policies and Procedures	16
Portfolio Proxy Voting Records	16
Matters Submitted for Shareholder Votes	16
Executive Officers and Corporation Information	18

i

RENN Global Entrepreneurs Fund, Inc.
Portfolio of Investments
June 30, 2010 (unaudited)

SCHEDULE OF INVESTMENTS
Unaffiliated Investments

Shares or Principal Amount	Company	Cost	Market Value
	CONVERTIBLE BONDS - 13.71% (7)
	Data Processing and Outsourced Services - 3.72%
$ 569,000	Pipeline Data, Inc. 10% Maturity June 29, 2011	$569,000	$479,741

	Electrical Components and Equipment - 4.95%
1,000,000	Dynamic Green Energy Limited 7% Maturity June 10, 2011 (1)	1,000,000	637,535

	Internet Software and Services - 2.72%
500,000	iLinc Communications, Inc. 12% Maturity March 29, 2012	500,000	350,000

	Oil and Gas Exploration and Production - 2.33%
1,000,000	PetroHunter Energy Corporation 8.5% Maturity
	December 31, 2014	1,000,000	300,000
	Total Unaffiliated Convertible Bonds	$3,069,000	$1,767,276

	COMMON EQUITIES - 84.47% (3) (7)
	Advertising - 2.36%
100,000	SearchMedia Holdings Ltd (3) (6)	780,994	304,000

	Alternative Carriers - 0.50%
462,449	Geos Communications, Inc. (3)	760,952	64,743

	Application Software - 4.63%
228,647	SinoHub, Inc. (3)( (6)	578,180	596,769

	Biotechnology - 4.14%
1,335,714	Hemobiotech (3)	1,360,117	534,286

	Business Process Outsourcing - 0.61%
18,349	Business Process Outsourcing, Ltd. (1) (3)	20,000	79,268

	Communications Equipment - 9.68%
200,000	COGO Group, Inc. (3) (6)	836,019	1,248,000

	Consumer Electronics - 1.34%
166,667	AuraSound, Inc. (3)	1,000,000	173,334

	Consumer Finance - 5.91%
953,333	Global Axcess Corporation (3)	1,261,667	761,713

	Computer Programming Services - 1.99%
100,000	Kingtone Wirelessinfo Solution Holding (3)	400,000	256,000

RENN Global Entrepreneurs Fund, Inc.
Portfolio of Investments
June 30, 2010 (unaudited)

SCHEDULE OF INVESTMENTS
Unaffiliated Investments (continued)

Shares or Principal Amount	Company	Cost	Market
	COMMON EQUITIES (continued)
	Diversified Commercial and Professional Services - 10.42%
2,687,500	Murdoch Security & Investigations, Inc. (1) (3)	$1,250,000	$1,343,750

	Electronic Equipment and Instruments - 4.09%
58,500	Hollysys Automation Technologies Ltd. (3) (6)	498,557	527,085

	Healthcare Equipment - 9.88%
427,500	Bovie Medical Corporation (3) (6)	780,172	1,273,950

	Healthcare Facilities - 5.58%
625,000	PHC, Inc. (3)	642,500	718,750

	Hotels, Resorts and Cruise Lines - 0.81%
100,000	Silverleaf Resorts, Inc. (3)	430,000	104,000

	Industrial Machinery - 5.20%
86,806	Duoyuan Digital Printing Technology (formerly Asian Financial) (3)	333,333	670,142

	Internet Software and Services - 4.23%
900,000	Points International, Ltd. (3)	492,000	545,400

	Oil and Gas Exploration and Production - 0.17%
808,445	PetroHunter Energy Corporation (3)	101,056	22,408

	Packaged Food and Meats - 1.94%
49,650	SkyPeople Fruit Juice Inc. New (3)	148,950	250,733

	Paper Products - 6.48%
125,000	Orient Paper Inc. (3)	300,000	835,000

	Pharmaceutical - 1.24%
24,000	Skystar Bio-Pharmaceutical Company (3)	155,760	159,840

	Retail Drug Stores and Proprietary Stores - 3.26%
100,000	China Jo-Jo Drugstores, Inc. (3)	500,000	420,000

	Total Unaffiliated Common Equities	$12,630,257	$10,889,171

	MISCELLANEOUS SECURITIES - 0.24% (3) (7)
	Industrial Machinery - 0.24%
15,924	Warrants Duoyuan Digital Printing Technology (3) (8)	0.00	31,211

	Total Unaffiliated Miscellaneous Securities	0.00	31,211

RENN Global Entrepreneurs Fund, Inc.
Portfolio of Investments
June 30, 2010 (unaudited)

Based on cost for federal income tax purposes:

Aggregate Gross Unrealized Appreciation of all Unaffiliated Securities	$2,244,426
Aggregate Gross Unrealized Depreciation of all Unaffiliated Securities	($5,256,025)
Net Unrealized Appreciation/Depreciation of all Unaffiliated Securities	($3,011,599)
Aggregate Cost of All Unaffiliated Securities for Income Tax Purposes	$15,699,257

SCHEDULE OF INVESTMENTS
Affiliated Investments

Shares or Principal Amount	Company	Cost	Market Value
	OTHER SECURITIES - 1.31% (4) (7)
	CONVERTIBLE PREFERRED EQUITIES
	Business Process Outsourcing - 1.31%
1,685,887	BPO Management Services, Inc. Preferred B (2) (3)	$2,000,000	$168,589

	Security Systems - 0.004%
3,750	Integrated Security Systems, Inc. Preferred D (2) (3) (10) (11)	75,000	469
	Total Affiliated Other Securities	2,075,000	169,058

	COMMON EQUITIES - 7.31% (3) (7)
	Managed Healthcare - 2.72%
369,436	Access Plans Inc. (2) (3) (4)	2,206,493	350,964

	Security Systems - 4.28%
110,341,991	Integrated Security Systems, Inc. (2) (3) (10) (11)	9,050,220	551,710

	Systems Software - 0.31%
39,693,381	CMSF Corp. (formerly CaminoSoft Corp.) (2) (3) (5) (11)	5,657,192	39,929
	Total Affiliated Common Equities	16,913,905	942,603

	MISCELLANEOUS SECURITIES - 0.002% (4) (7)
	Managed Healthcare - 0.002%
2,334	Options to buy @ $0.85 Access Plans Inc. (2) (3) (9)	0	223
	Total Affiliated Miscellaneous Securities	0	223

	TOTAL AFFILIATED INVESTMENTS	18,988,905	1,111,884
	TOTAL UNAFFILIATED INVESTMENTS	15,699,257	12,687,658
	TOTAL INVESTMENTS	$34,688,162	13,799,542
	OTHER ASSETS AND LIABILITIES		(908,240)
	TOTAL NET ASSETS		$ 12,891,302

RENN Global Entrepreneurs Fund, Inc.
Portfolio of Investments
June 30, 2010 (unaudited)

INFORMATION REGARDING AFFILIATED/RESTRICTED SECURITIES (2)

					% of
	Date(s)	Cost at	Cost at	Fair Value	Net
Affiliated /Restricted Security	Acquired	12/31/09	6/30/10	6/30/10	Assets
Access Plans Inc. (2) (4) (5)	8/31/01
Common Equity	to 3/31/10	$2,195,175	$ 2,206,493	$350,964	2.72%
Options to buy @ $0.85 Access Plans Inc. (2) (4) (9)	4/1/09	0	0	223.002
BPO Management Services, Inc.	6/12/07
Preferred B Equity (2) (3)	to 12/31/08	2,000,000	2,000,000	168,589	1.31
Total Affiliated /Restricted Securities		$4,195,175	$4,206,493	$519,776	4.03%

INFORMATION REGARDING CONTROLLED AFFILIATED/RESTRICTED SECURITIES (13)

					% of
	Date(s)	Cost at	Cost at	Fair Value	Net
Controlled Affiliated /Restricted Security (11)	Acquired	12/31/09	6/30/10	6/30/10	Assets
CMSF Corp. (2) (4) (5) (11)	9/23/94
Common Equity	to 6/30/10	$5,646,925	$5,657,192	$39,929	0.31%
Integrated Security Systems, Inc. (2) (3) (11)
Preferred D Equity	10/13/99	75,000	75,000	469.004
Integrated Security Systems, Inc. (2) (3) (10) (11)	12/31/96
Common Equity	to 12/31/09	9,050,220	9,050,220	551,710	4.28
Total Controlled Affiliated /Restricted Securities		$14,772,145	$14,782,412	$592,108	4.59%

(1)	Securities in a privately owned company.
(2)	Affiliated securities due to the Fund having a director on issuer’s board and/or number of shares owned by the Fund.
(3)	Non-Income-Producing.
(4)	Purchased 10,000 shares of Access Plans Inc. common in the open market at a cost of $11,318.
(5)
Purchased 1,026,702 shares of CMSF common at a cost of $10,267.  Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2010 the aggregate value of the restricted securities was $7,246 representing 0.056% of net assets.  These shares were purchased in numerous transactions between April 10, 2009 and June 25, 2010.  These shares have discounts ranging from 0% to 16.3%.

(6)	These securities or a portion of these securities are pledged as collateral against a margin loans.
(7)	Percentage is calculated as a percentage of net assets.
(8)	These warrants represent the ability to purchase 15,924 shares of common stock of Duoyuan Digital Printing Technology at $5.76 per share. These warrants expire on 6/30/2013.
(9)
These options represent the ability to purchase 2,234 shares of common stock of Access Plans Inc. at $0.85 per share.  These options were issued as compensation to Russell Cleveland for service as a Director of Access Plans Inc.  Mr. Cleveland has assigned the options to RENN Global Entrepreneurs Fund, Inc. and disclaims any beneficial ownership.  These options will expire 3 months after he ceases to be on the Board of Directors.

(10)
Integrated Security Systems, Inc. issued 150,000 shares of common stock as payment in kind for compensation of $3,375 to Russell Cleveland for service as a Director of Integrated Security Systems, Inc. Mr. Cleveland has assigned the shares to RENN Global Entrepreneurs Fund, Inc. and disclaims any beneficial ownership.  These securities are exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2010 the aggregate value of these restricted securities was $750, representing 0.001% of net assets.

(11)	Controlled due to the number of shares owned by the Fund.

RENN Global Entrepreneurs Fund, Inc.
Statement of Assets and Liabilities
Six-Months Period Ending June 30, 2010
(unaudited)

ASSETS

Investments at fair value, cost of $34,688,162 at June 30, 2010	$13,799,5422
Cash and cash equivalents	100,7099
Interest and dividends receivable	197,2533
Prepaid and other assets	62,3322
$14,159,8366

                                                                                                                                              LIABILITIES AND NET ASSETS
Liabilities:
Due to broker	$1,168,7777
Accounts payable	12,3766
Accounts payable – affiliate	87,3811

Total liabilities	$1,268,534

Net assets:
Common Stock, $1 par value, 20,000,000 shares authorized,
4,673,867 shares issued, and 4,463,967 shares outstanding	4,673,8677
Additional paid in capital	25,799,3455
Treasury stock at cost	(1,734,9677)
Accumulated net realized gain on investments	5,041,678
Net unrealized depreciation of investments	(20,888,6211)
Net assets	12,891,3022
$14,159,836
Net assets value per share	$2.89

 RENN Global Entrepreneurs Fund, Inc.
                                                                  Statement of Operations
Six-Months Period Ending June 30, 2010
(Unaudited)

Investment income:
Interest income	$ 122,166
Dividend income	262
Other income	1,573
124,001

Expenses:
General and administrative	194,275
Interest expense	18,257
Legal and professional fees	156,856
Management fee to affiliate	133,357

502,745

Net investment loss	(378,744)

Realized and unrealized gain (loss)
on investments
Net unrealized depreciation
of investments	(5,064,203)
Net realized gain on investments	167,919

Net loss on investments	(4,896,284)

Net loss	(5,275,028)

Net loss per share	$ (1.18)

Weighted average shares outstanding	4,463,967

RENN Global Entrepreneurs Fund, Inc.
Statements of Changes in Net Assets
June 30, 2010 (Unaudited)

Six Months Ended June 30, 2010	Year Ended December 31, 2009

From operations:
Net investment loss	$ (378,7444)	$ (606,9355)
Net realized gain (loss) on investment	167,9199	(9,421,6433)
Net unrealized appreciation (depreciation)
of investments	(5,064,2033)	9,767,8922

Net decrease in net assets resulting from operations	(5,275,028)	(260,686)

From distributions to stockholders:
Cash dividends declared	- -	- -

Total decrease in net assets	(5,275,208)	(260,686)

Net assets:	0
Beginning of period	18,166,330	18,427,016

End of period	$12,891,302	$18,166,330

RENN Global Entrepreneurs Fund, Inc.
Statement of Cash Flows
Six-Months Period Ending June 30, 2010
(Unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$$	(5,275,0288)
Adjustments to reconcile net loss to
net cash used in operating activities:
Net decrease in unrealized
depreciation of investments		5,064,2033
Net realized gain on investments		(167,9199)
Decrease in interest and dividend receivable		37,4700
Decrease in prepaid and other assets		35,4900
Increase in accounts payable		8211
Decrease in accounts payable-affiliate		(1,8266)
Purchase of investments		(1,053,1400)
Proceeds from sale of investments		317,9199

Net cash used in operating activities		(1,042,0100)

Cash flows from financing activities:
Margin proceeds		868,2388
Cash dividends		- -

Net cash provided by financing activities		868,2388

Net decrease in cash and cash equivalents		(173,7722)

Cash and cash equivalents at beginning of the period		274,4811

Cash and cash equivalents at end of the period	$$	100,7099

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2010 (Unaudited)

Note 1    Organization and Business Purpose

RENN Global Entrepreneurs Fund, Inc. (the “Fund”),  formerly known as Renaissance Capital Growth & Income Fund III, Inc., is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide its stockholders primarily with long-term capital appreciation by investing substantially in privately-placed convertible and equity securities of emerging growth companies traded on U.S. securities exchanges.

RENN Capital Group, Inc. (“RENN Group”), a Texas corporation, serves as the Investment Adviser to the Fund. In this capacity, RENN Group is primarily responsible for the selection, evaluation, structure, valuation, and administration of the Fund’s investment portfolio, subject to the supervision of the Board of Directors. RENN Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Note 2    Summary of Significant Accounting Policies

Valuation of Investments

Portfolio investments are stated at quoted market or fair value as determined by RENN Group (Note 5).

Revenue Recognition

The Fund recognizes realized gain/loss in the period of the sale based upon the identified cost basis.  Change in unrealized gain/loss is reflected during the period of the change.  Dividend income is recorded on the record date.  Interest income is recorded as earned on an accrual basis.  The Fund reserves any dividends or interest income which is deemed to be uncollectable.

Cash and Cash Equivalents

The Fund considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.  As of June 30, 2010, cash and cash equivalents are at risk to the extent that they exceed Federal Deposit Insurance Corporation insured amounts.  To minimize this risk, the Fund places its cash and cash equivalents with major U.S. financial institutions.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2010 (Unaudited)

Note 2    Summary of Significant Accounting Policies, continued

Income Tax

The Fund has elected the special income tax treatment available to “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) which allows the Fund to be relieved of federal income tax on that part of its net investment income and realized capital gain that it pays out to its stockholders.  The requirements to qualify for RIC status include, but are not limited to certain qualifying income tests, asset diversification tests and distribution of substantially all of the Fund’s taxable investment income to its stockholders.  It is the intent of management to comply with all IRC requirements as they pertain to a RIC and to distribute all of the Fund’s taxable investment income and realized long-term capital gain within the defined period under the IRC to qualify as a RIC.  Failure to qualify as a RIC would subject the Fund to federal income tax as if the Fund were an ordinary corporation, which could result in a substantial reduction in the Fund’s net assets as well as the amount of cash available for distribution to stockholders.  Continued qualification as a RIC requires management to satisfy certain investment diversification requirements in future years.  There can be no assurance that the Fund will qualify as a RIC in future years.

Federal income taxes payable on behalf of stockholders on realized capital gain that the Fund elects to retain are accrued and reflected as tax expense paid on behalf of stockholders on the last day of the tax year in which such gain is realized.

Net Decrease in Net Assets resulting from operations per share

Net decrease in net assets resulting from operations per share is based on the weighted average number of shares outstanding of 4,463,967 during the six months ended June 30, 2010.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

Note 3    Due to/from Broker

The Fund conducts business with various brokers for its investment activities.  The clearing and depository operations for the investment activities are performed pursuant to agreements with these brokers.  “Due from broker” represents unsettled sales transactions.  “Due to broker” represents a margin loan payable to these brokers, which is secured by investments in securities maintained with the lending broker as collateral for the margin loan.  The Fund is subject to credit risk to the extent the brokers are unable to deliver cash balances or securities, or clear security transactions on the Fund’s behalf. The Investment Adviser actively monitors the Fund’s exposure to these brokers and believes the likelihood of loss under those circumstances is remote. At June 30, 2010, “due from broker” balance was $0 and “due to broker” balance was $1,168,777.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2010 (Unaudited)

Note 3    Due to/from Broker, continued

The terms on a margin loan are governed by federal regulation and by the rules of National Association of Securities Dealers (“NASD”) and the securities exchanges.  In general under Federal Reserve Board Regulation T, firms can lend a customer up to 50% of the price of a security.  The rules of NASD and the exchanges supplement the requirements of Regulation T by placing “maintenance” margin requirements on customer accounts.  Under the rules of the broker, equity in the account must not fall below 30% of the current market value of the securities in the account that have a market value above $6.625 or $2.00 per share for securities that have a market value between $2.125 and $6.625.  The failure to do so may cause the firm to force the sale of or liquidate the securities in the account in order to bring the account’s equity back to the required level.  The loan is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion.    The Fund has a negotiated interest rate of 150 basis points over the Federal Funds rate.  The interest will vary with any changes in the Federal Funds rate.  The interest charges are added to the loan balance.  At June 30, 2010 the margin interest rate was 4.50%.  The margin loan balance is secured by the securities as explained on the schedule of investments. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes.  Federal regulations under the 1940 Act require that the Fund maintain 300% asset coverage in relation to any borrowed amount.

Note 4   Management Fees and Reimbursement

Pursuant to an Investment Advisory Agreement (the “Agreement”) effective May 15, 2009, RENN Group  performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.  In addition, under the Agreement, the Investment Adviser is reimbursed by the Fund for certain directly allocable administrative expenses.  A summary of fees and reimbursements paid by the Fund under either the Agreement or the prospectus is as follows:

RENN Group receives a management fee equal to a quarterly rate of 0.4375% of the Fund’s net assets, as determined at the end of each quarter, each payment to be due as of the last day of the calendar quarter.  The Fund incurred $133,357, during the six months ended June 30, 2010 for such management fees.

The Investment Adviser was reimbursed by the Fund for directly allocable administrative expenses paid by the Investment Adviser on behalf of the Fund.  Such reimbursements were $10,814 during the six months ended June 30, 2010.

At June 30, 2010 the Fund had an account payable of $87,381 for the amount due for the fees and expense reimbursements disclosed above.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2010 (Unaudited

Note 5   Valuation of Investments

Investments are carried in the statement of assets and liabilities at fair value, as determined in good faith by the Investment Adviser, subject to the approval of the Fund’s Board of Directors.  The convertible debt securities held by the Fund generally have maturities between five and seven years and are convertible (at the discretion of the Fund) into the common stock of the issuer at a set conversion price.  The common stock underlying these securities is generally unregistered and thinly-to-moderately traded.  Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period and the cost of registration is borne by the portfolio company.  Interest on the convertible securities is generally payable quarterly.  The convertible debt securities generally contain embedded call options giving the issuer the right to call the underlying issue.  In these instances, the Fund has the right of redemption or conversion.  The embedded call option will generally not vest until certain conditions are achieved by the issuer.  Such conditions may require that minimum thresholds be met relating to the market price of the underlying common stock, liquidity, and other factors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which, the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs). The Fund’s valuation policies are as follows:

On a weekly basis, RENN Group prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors approves the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

•	Unrestricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is valued at the closing price on the date of valuation.

•
Restricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

•
The unlisted preferred stock of companies with common stock listed on an exchange, NASDAQ or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

•
Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral.  Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

•
The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, NASDAQ or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option).   An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2010 (Unaudited

Note 5   Valuation of Investments, continued

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Adviser will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of June 30, 2010:

June 30, 2010
Quoted Prices in Active Markets for
Identical Assets (Level 1)	$ 9,621,375

Significant Other Observable Inputs (Level 2)	2,740,317

Significant Unobservable Inputs (Level 3)	1,437,850

Total Investments	$ 13,799,542

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Level 3
Beginning balance - March 31, 2010	$ 2,339,384
Changes in unrealized gain or loss	(901,534)
Ending Balance - June 30, 2010	$ 1,437,850

Note 6    Income Taxes

During 2010 management has followed a policy of distributing all of the Fund’s taxable investment income and realized capital gain within the defined period under the IRC to ensure that any federal income tax on such income, if any, is paid by the Fund’s stockholders.  During the six months ended June 30, 2010 there was no taxable investment income or realized long-term capital gain, and therefore no declaration of any distributions.  Accordingly, no income tax expense was reported by the Fund for the six months ended June 30, 2010.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2010 (Unaudited)

Note  7   Financial Highlights

Selected per share data and ratios for each share of common stock outstanding are as follows:

Six Months Ended	Years Ended December 31,

	June 30, 2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$ 4.07	$ 4.13	$ 8.46	$10.84	$12.14	$17.14
Effect of share change	0.000	0.000	0.00	0.00	0.00	(0.433)

Net investment loss	(0.08)	(0.14)	(0.17)	(0.17)	(0.93)	(0.54)
Net realized and unrealized gain (loss) on investments	(1.10)	0.08	(3.86)	(2.11)	0.03	(3.05)
Total return from investment Operations	(1.18)	(0.06)	(4.03)3	(2.28)	(0.90)0	(3.59)

Capital share transactions	0.00	0.00	0.00	0.00	0.00	0.35
Distributions:
From net realized capital
gain on investments	0.00	0.00	(0.30)	(0.10)	(0.40)	(1.33)
Net asset value, end of period	$ 2.89	$ 4.07	$ 4.13	$ 8.46	$10.84	$12.14
Per share market value, end of period	$ 2.45	$ 2.60	$ 2.92	$ 6.15	$10.50	$11.00
Portfolio turnover rate	1.90%	8.99%	8.26%	21.27%	8.83%	8.53%

Total investment return
based on market value: (a)	(5.77)%	(10.96)%	(47.64)%	(37.33)%	11.91%	(4.80)%

Ratio to average net assets: (b)
Net investment loss	(2.30)%	(3.46)%	(2.78)%	(1.65)%	(7.75)%	(3.99)%

Expenses, excluding incentive fees	3.055%	6.300%	4.855%	3.455%	3.677%	3.033%

Expenses, including incentive fees	3.055%	6.300%	4.855%	3.455%	9.511%	5.044%

(a)
Total investment return is calculated by comparing the common stock price on the first day of the period to the price on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan and reflects taxes paid by the Fund for deemed distributions.  Total investment return calculated for a period of less than one year is not annualized.

(b)	Average net assets have been computed based on monthly valuations.

Note 8  Subsequent Events

Peter Collins, a long-term director, passed away in July 2010.

RENN Global Entrepreneurs Fund, Inc.
Semi-Annual Report to Shareholders
June 30, 2010 (Unaudited)

Allocation of Assets (% of Fund’s Net Assets)

Industry	%
Security and Alarm Services	10.42%
Healthcare Equipment	9.88%
Communications Equipment	9.68%
Electronic Equipment and Instruments	8.37%
Internet Software and Services	6.95%
Application Software	6.62%
Paper Products	6.48%
Consumer Finance	5.91%
Data Processing and Outsourced Services	5.64%
Healthcare Facilities	5.58%
Industrial Machinery	5.44%
Semiconductors	4.95%
Biotechnology	4.14%
Drug Retail	3.26%
Managed Healthcare	2.72%
Oil and Gas Exploration and Production	2.50%
Advertising	2.36%
Packaged Foods and Meats	1.94%
Consumer Electronics	1.34%
Pharmaceuticals	1.24%
Hotels, Resorts and Cruise Lines	0.81%
Alternative Carriers	0.50%
Systems Software	0.31%
Cash and Accruals	-7.04%
100.00%

Allocation of Assets by Country (% of Fund’s Net Assets)

RENN Global Entrepreneurs Fund, Inc.
Semi-Annual Report to Shareholders
June 30, 2010 (Unaudited)

Director and Officer Compensation

The Fund has no employees, and, therefore, does not compensate any employees.  Officers of the Fund receive no compensation from the Fund, and the Fund has never issued options or warrants to officers or directors of the Fund.  The Fund does not have any stock option or similar retirement or pension fund for officers or directors of the Fund.

Directors who are not employees of RENN Group receive a monthly fee of $2,000 (the Chairman of the Audit Committee receives $3,000), plus $750 and reasonable out-of-pocket expenses for each quarterly valuation meeting attended.  The Fund does not pay its directors who are considered “interested persons” of the Fund any fees for their directorship services or reimburse expenses to such individuals except for those incurred specifically in the performance of their duties as directors of the Fund.  The aggregate compensation paid to the directors during the period covered by this Report was $60,000.

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  A copy of each such Form N-Q is available on the SEC’s website at www.sec.gov.  Such forms may also be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and you may call the Public Reference Room at 1-800-SEC-0330 for information on its hours, etc.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1(800)687-3863.  Furthermore, you can obtain the description on the Fund’s website at www.rencapital.com.
.
Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30.  It is filed with the SEC on Form N-PX and is available without charge on the SEC’s website at www.sec.gov.

Matters Submitted for RENN Global Entrepreneurs Fund, Inc. Shareholder Votes

During the six months period covered by this report, issues were presented to the shareholders for their vote at the Annual Meeting of Shareholders on May 14, 2010.

The record date for determination of shareholders entitled to vote was March 18, 2010.  As of the record date there were outstanding 4,463,967 shares of the Fund’s Common Stock, constituting all of the outstanding voting securities of the Fund.  Each such share was entitled to one vote.  At the Meeting the holders of 3,269,554 shares, or 73.24%, of the Fund’s Common Stock were represented in person or by proxy, constituting a quorum.

The issues presented and the results of the voting thereon are as follows:

Issue One:  Election of two Class Three Directors.  The nominees were Ernest C. Hill and Russell Cleveland for  3-year terms, and the number of votes received for each nominee’s election constituted a majority of the votes cast.  The votes were as follows:

Nominee	Votes For	Votes Withheld
Ernest C. Hill	2,856,726 (87.37%)	412,824 (12.63%)
Russell Cleveland	2,826,141 (86.44%)	443,406 (13.56%)

RENN Global Entrepreneurs Fund, Inc.
Semi-Annual Report to Shareholders
June 30, 2010 (Unaudited)

The Remaining Directors are:	Term Expires at Annual Meeting to be Held In
Peter Collins	2011
J. Philip McCormick	2011
Charles C. Pierce, Jr.	2012

Issue Two: Ratification of the appointment of Malin, Bergquist & Company as the auditor of the Fund for the fiscal year ending December 31, 2010.  The vote was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
3,126,577 (95.63%)	91,072 (2.70%)	51,904 (1.59%)	-

Board Approval of the Investment Advisory Contract.

At the Board meeting held April 22, 2010, the Board of Directors reviewed the Investment Advisory Agreement entered into with RENN Group.  In conjunction with that review, members of the Board of Directors noted that the quarterly rate of 0.4375% for the Adviser’s management fee was at or below other closed-end funds of similar engagement.  Members of the Board of Directors also reviewed the costs incurred by the Adviser on the Fund’s behalf.  The expense ratio was higher than desired, but deemed to be unavoidable because of shrinkage of asset valuations primarily due to the general investment environment. Upon close examination it was concluded that the expenses were properly managed.  The Adviser’s performance was compared to similar closed-end funds, and was found to be acceptable.  Based on these factors and confidence in the Adviser’s guidance toward global endeavors, the members of the Board found it appropriate to recommend renewal of the Investment Advisory Agreement with RENN Group, and following shareholder approval on May 14, 2010, the Board did renew the Investment Advisory Agreement for another one-year term.

Delivery of Shareholder Documents.

The SEC permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements or Notices of Internet Availability of Proxy Materials and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address.  This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

RENN Global Entrepreneurs Fund, Inc. may household the mailing of your documents indefinitely unless you instruct RENN Global Entrepreneurs Fund, Inc. otherwise.

If you prefer to receive multiple copies of these materials, please call American Stock Transfer & Trust Co. at 1-800-937-5449.  You may also notify us in writing or via email.  We will begin sending you individual copies of reports within 30 days of receiving your request to stop householding.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis.  Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested.  You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, American Stock Transfer & Trust Co.  You may terminate participation by notifying the Plan Agent in writing.  If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately.  Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, American Stock Transfer & Trust Co., whose telephone number is 718-921-8275 and whose address is 40 Wall Street, New York, NY  10005.

RENN Global Entrepreneurs Fund, Inc.
Semi-Annual Report to Shareholders
June 30, 2010 (Unaudited)

EXECUTIVE OFFICERS

Russell Cleveland                                                       President and Chief Executive Officer

Z. Eric Stephens                                                          Vice President

Scott E. Douglass                                                        Vice President

Barbe Butschek                                                           Secretary and Treasurer and Chief Financial Officer

CORPORATE INFORMATION

Registrar and Transfer Agent

American Stock Transfer & Trust Company                                                          New York, New York

Independent Registered Public Accounting Firm

Malin, Bergquist & Company, LLP                                                                          Pittsburgh, PA

CORPORATE OFFICE

RENN Global Entrepreneurs Fund, Inc.
Suite 210, LB-59
8080 North Central Expressway
Dallas, Texas  75206-1857

Phone:                      (214) 891-8294
Fax:                           (214) 891-8291
E-Mail:                      invrel@rencapital.com
Web-site:                 www.rencapital.com

RENN Global Entrepreneurs Fund, Inc.
N-CSR
June 30, 2010 (Unaudited)

Item 2.    Code of Ethics.

Not applicable for a semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.    Schedule of Investments.

See the Annual Report to Shareholders under Item 1 of this Form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

There has been no change in the Portfolio Managers since the last report.

Item 9.    Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

Neither the Fund nor any Affiliated Purchaser has purchased any of the Fund’s securities in the period covered by this report.  The purchase of the Fund’s securities is authorized under its Dividend Reinvestment Plan and Cash Purchase Plan dated February 15, 1994, but no such shares were purchased during the period covered by this report.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 10.  Procedures for Shareholder Submission of Director Nominees or Shareholder Proposals.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.  The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act.

Item 11.   Controls and Procedures.

Under the supervision and with the participation of our management, including our Chief Executive Officer and our Chief Financial Officer, we evaluated the effectiveness of our disclosure controls and procedures as required by Rule 13a-15(e) under the Exchange Act as of the end of the period covered by this report.  Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of that date to provide reasonable assurance that the information we are required to disclose in reports that we file under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and includes controls and procedures designed to ensure that information required to be disclosed by us in such reports is accumulated and communicated to our management, including the principal executive officer and principal financial officer, in sufficient time to allow timely decisions regarding required disclosure.

Item 12.   Exhibits.

(a)(1)	Not applicable to a semi-annual report.
(a)(2)	Certifications by the Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
b)	Certifications by the Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Global Entrepreneurs Fund, Inc.

By: /s/ Russell Cleveland
Russell Cleveland
Chief Executive Officer

Date: August 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

RENN Global Entrepreneurs Fund, Inc.	RENN Global Entrepreneurs Fund, Inc.
By: /s/ Russell Cleveland	By: /s/ Barbe Butschek
Russell Cleveland	Barbe Butschek
Chief Executive Officer	Chief Financial Officer

Date: August 19, 2010	Date: August 19, 2010